AGREEMENT AND PLAN OF SHARE EXCHANGE

      THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (the "Agreement") dated as of this 9th day of March, 2000, by and among LEISURE TRAVEL GROUP, INC., a Delaware corporation (the "Company"), LEISURE TRAVEL GROUP LIMITED, a private limited company organized under the laws of England and Wales ("LTGL"), CIGNET VENTURES LIMITED, a private limited company organized under the laws of Guernsey Channel Islands ("Cignet"), RED KITE VENTURES LIMITED, a private limited company organized under the laws of Guernsey Channel Islands ("Red Kite"), INTERNET PLC, a private limited company organized under the laws of the British Virgin
Islands ("IPC"), TECHNOLOGY FINANCE LIMITED, a private limited company organized under the laws of the British Virgin Islands ("TFL"), RAYMOND J. PEEL ("Peel"), MILNER LABORATORIES LIMITED, a private limited company ("Milner"), PHILIP MASON ("Mason"), STEPHEN LAST ("Last"), ROD RODGERS ("Rodgers"), and DAVID MARRIOTT ("Marriott"). Red Kite, IPC, TFL and Milner are sometimes hereinafter collectively referred to herein as the "LTGL Shareholders," Cignet, Mason, Rodgers and Last are sometimes hereinafter collectively referred to herein as the "GHG Shareholders," and the LTGL Shareholders and the GHG Shareholders are sometimes hereinafter collectively referred to herein as the "Shareholders." The Company and the Shareholders are hereinafter sometimes collectively referred to as the "Parties."

      WHEREAS, the Board of Directors of the Company deems it advisable and in the best interests of the Company that the Company acquire all of the issued and outstanding share capital of LTGL, which currently owns 100% of the share capital OF MISS ELLIE'S WORLD TRAVEL LIMITED, a private limited company organized under the laws of England and Wales ("Miss Ellie's) and ILIOS TRAVEL LIMITED, a private limited company organized under the laws of England and Wales ("Ilios"); and

      WHEREAS, the shareholders and Board of Directors of the Company and LTGL deems it advisable and in the best interests of the Company and LTGL that LTGL acquire all of the issued and outstanding share capital of GRAND HOTEL GROUP LIMITED, a private limited company organized under the laws of England and Wales ("GHG"); and

      WHEREAS, the shareholders and Board of Directors of the Company and LTGL deems it advisable and in the best interests of the Company and LTGL that LTGL also acquire 49% of the issued and outstanding share capital of TRRRAVEL.COM, LTD., a private limited company organized under the laws of England and Wales ("Trrravel.com"), and

      WHEREAS, the case of each of the above acquisitions, the holders of the share capital of each of LTGL, GHG and Trrravel.com will receive in exchange for the share capital of such Acquired Corporations newly issued shares of common stock, par value $0.001 per share, of the Company (the "Company Common Stock"), all upon and subject to the terms and conditions contained in this Agreement (the "Share Exchange"); and


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


      WHEREAS, the shareholders of each of the Acquired Corporations and the Company have approved and adopted this Agreement as a "plan of reorganization" within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions, and conditions contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the following meanings, unless the context shall otherwise require:

            (a) "Acquired Corporations" shall mean the collective reference to LTGL (including its Miss Ellie's and Ilios subsidiaries), GHG and Trrravel.com.

            (b) "LTGL Escrowed Shares" shall mean all, and not less than all of the issued and outstanding ordinary shares of LTGL.

            (c) "GHG Escrowed Shares" shall mean all, and not less than all of the issued and outstanding ordinary shares of GHG.

            (d) "Trrravel.com Escrowed Shares" shall mean all, and not less than all of the issued and outstanding ordinary shares of Trrravel.com.

            (e) "Company Common Stock" shall mean the common stock, par value $0.001 per share of the Company.

            (f) "Company IPO" shall mean the initial public offering of shares of Company Common Stock pursuant to a registration statement on Form S-1 or other applicable form of registration (the "Registration Statement") which shall be declared effective by the United States Securities and Exchange Commission ("SEC"), and the trading of such shares of Company Common Stock on the Nasdaq Stock Exchange or other national securities exchange in the United States.

            (g) "Effective Date" shall mean the date on which the SEC shall declare effective the Registration Statement and related prospectus in connection with the Company IPO.

            (h) "Rank Indebtedness" shall mean all indebtedness for money borrowed, whether or not evidenced by notes, which shall be owed on the Effective Date by GHG or any subsidiary of GHG to The Rank Group plc or any of its subsidiaries or affiliates.


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


                                   ARTICLE II
                     TERMS AND PROVISIONS OF SHARE EXCHANGE

      Section 2.01 Share Exchange.

      (a) Transfer of Share Capital of Acquired Corporations. Upon the terms and subject to the conditions herein contained, including, without limitation, the conditions contained in Article VI hereof, at the Effective Date:

            (i) the GHG Shareholders shall sell, assign, transfer and deliver to LTGL, and LTGL shall acquire from the GHG Shareholders all right, title and interest in and to the GHG Escrowed Shares, representing all, and not less than all, of the outstanding share capital of GHG as at the Effective Date, free and clear of all liens and encumbrances thereon;

            (ii) TFL shall sell, assign, transfer and deliver to LTGL, and LTGL shall acquire from TFL all right, title and interest in and to the Trrravel.com Escrowed Shares, representing 49% of the issued and outstanding share capital of Trrravel.com as at the Effective Date, free and clear of all liens and encumbrances thereon; and

            (iii) immediately following the transfers contemplated by clauses
      (i) and (ii) of this Section 2.01(a), the LTGL Shareholders shall sell, assign, transfer and deliver to the Company, and the Company shall acquire from the LTGL Shareholders all right, title and interest in and to an aggregate of the LTGL Escrowed Shares, representing all, and not less than all, of the outstanding share capital of LTGL as at the Effective Date, free and clear of all liens and encumbrances thereon;

      In furtherance of the foregoing, on the Effective Date:

            (x) the GHG Shareholders shall deliver to LTGL share certificates representing all of the issued and outstanding share capital of GHG as at the Effective Date, duly endorsed in blank for transfer,

            (y) TFL shall deliver to LTGL share certificates representing 49% of the issued and outstanding share capital of Trrravel.com as at the Effective Date, duly endorsed in blank for transfer; and

            (z) the LTGL Shareholders shall deliver to the Company share certificates representing all of the issued and outstanding share capital of LTGL as at the Effective Date, duly endorsed in blank for transfer,

      (b) Issuance of Company Common Stock. In consideration for the transfer and assignment of all the issued and outstanding share capital of GHG and 49% of the issued and outstanding share capital of Trrravel.com to LTGL, and the transfer and assignment of all the issued and outstanding share capital of LTGL to the Company, and against delivery of the certificates representing such share capital as provided in Section 1.1(a) hereof, at the Effective Date, the Company shall issue an aggregate of 5,060,000 shares of Common Stock to the Shareholders, as follows:

            (i) to the GHG Shareholders an aggregate of 3,700,000 shares of Company Common Stock, in the individual amounts among the GHG Shareholders as set forth opposite their respective names on Schedule 1 annexed hereto and made a part hereof;

            (ii) to the LTGL Shareholders, an aggregate of 940,000 shares of Company Common Stock, in the individual amounts among the GHG Shareholders as set forth opposite their respective names on Schedule 2 annexed hereto and made a part hereof;

            (iii) to TFL, 220,000 shares of Company Common Stock; and

            (iv) to Milner Laboratories Limited, 200,000 shares of Company Common Stock.

      Section 2.02 Taking of Necessary Action. the Company, LTGL and the Shareholders shall take all such actions as may be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. If, at any time after the Effective Date, any further action is necessary or desirable to carry out the purposes of this Agreement, to vest the Company with title to 100% of the issued and outstanding LTGL Escrowed Shares, or to vest LTGL with title to 100% of the issued and outstanding GHG Escrowed Shares and 49% of the issued and outstanding Trrravel.com Escrowed Shares, the officers and directors of LTGL, GHG or Trrravel.com, as the case may be, at their expense, shall take such necessary or desirable action in order to effectuate the transactions contemplated by this Agreement.

      Section 2.03 Stock Legends. Certificates representing shares of the Company Common Stock shall bear a legend restricting transfer of the shares of the Company Common Stock represented by such certificate in substantially the form set forth below:

      "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be transferred, nor will any assignee or endorsee hereof be recognized as an owner hereof by the issuer for any purpose, unless a registration statement under the Securities Act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the issuer."


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


the Company shall, from time to time, make stop transfer notations in its records to ensure compliance in connection with any proposed transfer of the shares with the Securities Act, and all applicable state securities laws.

      Section 2.04 Fees and Expenses. the Company shall be responsible for all fees and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, without limitation, the professional fees of counsel for the Shareholders incurred in connection with the Share Exchange.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      The following representations and warranties are hereby made (i) by the Company to the Shareholders with respect only to the Company, (ii) by LTGL and the LTGL Shareholders to the Company with respect only to LTGL and its Miss Ellie's and Ilios subsidiaries, (iii) by the GHG Shareholders to the Company and LTGL with respect only to GHG and (iv) by TFL to the Company and LTGL with respect only to Trrravel.com.

      Section 3.01 Organization; Authorization. It is a corporation duly organized, validly existing, and in good standing under the laws of the state or country of its incorporation and has full power and authority to carry on its business as it now is being conducted and to own the properties and assets it now owns. It is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the conduct of its business or ownership of its property requires such qualification; and, subject to the requisite approval of and authorization by the holders of its capital stock, it has full power and authority to enter into this Agreement and to carry out the transactions contemplated herein.

      Section 3.02 No Defaults. It is not a party to or bound by any contract or agreement, or subject to any charter provision or other legal restriction (other than restrictions applicable to corporations or businesses generally), which adversely affects its business, operations, properties, assets, or condition, financial or otherwise. It is not in default under any material contract, lease, agreement, or other undertaking to which it is a party or by which it is bound. Subject to the requisite approval of and authorization by the holders of its capital stock, neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor compliance with the terms and conditions hereof will conflict with, result in a breach of the unwaived terms and conditions of, or constitute a default under its articles of incorporation or bylaws or any contract, agreement, commitment, or other undertaking to which it is a party or by which it is bound.

      Section 3.03 Governmental Consents. Except for the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws, and any applicable laws of the United Kingdom or the United States no consent or approval of, or filing or registration with, any governmental or regulatory authority is required in connection with the performance of the terms of this Agreement.

      Section 3.04 Examination of Documents. All original documents and other information relating to its affairs will be made available, and copies of any such documents will be furnished, upon request to the other party and its counsel. Included among the documents to be made available are all articles of incorporation and amendments, bylaws and amendments, minutes of all incorporators, directors and shareholders meetings or consent minutes with respect to actions taken by incorporators, directors, or shareholders, all financial statements, tax returns, and all material contracts, leases, and agreements to which it is a party or an intended beneficiary.

      Section 3.05 Title to Assets. It has good and marketable title to all of its properties and assets, both real and personal, free and clear of all security interest liens, claims, equities of others, and restrictions on the right to transfer, except as disclosed in writing to the Company.

      Section 3.06 Tax Returns and Payments. All of its tax returns and reports required by law to be filed have been duly filed, and all taxes, assessments, fees, and other governmental charges (other than those presently payable without interest or penalty or those which are being contested in good faith by appropriate proceedings diligently conducted and which are disclosed in the Exceptions Schedule) upon it or upon any of its properties, assets, interest, or income which are due or are to become due have been paid or adequately reserved against. None of its federal income tax returns is currently under examination by the Inland Revenue.

      Section 3.07 No Litigation. Except as disclosed in writing to the Company:

            (a) there is no action, proceeding, claim, or investigation pending or threatened against it or to which any of its assets or properties are subject before any court or any governmental department, commission, board, bureau, agency, or instrumentality which involves the possibility of any judgment or liability or which might adversely affect its assets, business, or goodwill and, after investigations it knows of no basis or grounds for any such action, proceeding, claim, or investigation; and

            (b) there is no outstanding order, writ, injunction, or decree of any court, government department, commission, board, bureau, government agency, or instrumentality, or any arbitration award, against it.

      Section 3.08 No Material Adverse Changes. Between the date of this Agreement and the Effective Date, as a condition precedent to the obligations hereunder, it will not, without the Company's prior written consent, it will not engage in any material transaction not in the ordinary course of its business, make or declare any dividends or distributions of its capital, surplus, or profits, or redeem or issue any shares of its common stock or other securities. There will be no changes in its assets, properties, liabilities, or financial condition from those shown in its financial statements or in its condition, other than changes which do not materially affect, singly or in the aggregate, its business, assets, properties, or financial condition. Other than as disclosed to the Company, it will not borrow any amounts or incur any liabilities other than pursuant to contracts entered into in the ordinary course of business; discharge any lien or encumbrance or satisfy any liabilities other than current liabilities incurred in the ordinary course of business; mortgage, pledge, or subject to lien or charge or any other encumbrance any of its assets or properties; sell, assign, or transfer any of its assets except in the ordinary course of business; waive any rights of substantial value; or loan money to any of its directors, officers, or shareholders.

      Section 3.09 Books and Records Complete. Its books and records are accurate and complete and there are no matters for which proper entry has not been made in such books and records.

      Section 3.10 Insurance. It is adequately insured with respect to risks usually insured against by companies owning properties and conducting business similar to those owned and conducted by it. All policies are presently in force and paid in full and will continue to be so without interruption until the Effective Date.

      Section 3.11 No Brokerage Fees. Except as disclosed in the Registration Statement, no agent, broker, investment banker, person, or firm acting on its behalf, to the best of its knowledge, is or will be entitled to any broker's or finder's fee or any other commission or fee, directly or indirectly, in connection with any of the transactions contemplated hereby, except for the Brokers.

      Section 3.11 Compliance with Certain Laws. It is in full compliance with all laws material and applicable to its business, including, without limitation, laws (i) regulating atmospheric, water, and other pollution or damage to the environment, (ii) regulating the ownership and operation of hotels, travel agencies, tour operators and requirements of the CAA in respect of airline seat bookings, and (iii) prohibiting discrimination based on race, creed, color, sex, age, disability, or national origin.

      Section 3.12 Authorization. Its shareholders and Board of Directors have duly authorized the execution and delivery of this Agreement and all documents and transactions called for hereunder, and, this Agreement constitutes a valid and binding obligation of the corporation in accordance with the Agreement's terms. Each shall deliver to the other a certified copy of resolutions of its Board of Directors pertaining to the foregoing. It has taken or will exert its best efforts to take, prior to the Effective Date, all action required by law, its Articles of Association, Memorandum of Association, Certificate of Incorporation and Bylaws, as applicable, and otherwise to authorize the execution, delivery, and performance of this Agreement.

      Section 3.13 Contracts. Other than as set forth or described in the Registration Statement, it is not a party to any material agreement, understanding or other contractual obligation ("Contract") binding upon it, the non-performance of which by either a party to this Agreement or the other party to such Contract, would have a material adverse effect on the business, financial condition or prospects of such party hereto.

      Section 3.14 Property and Equipment. The property and equipment as shown on its most recent balance sheet are in good operating condition and state of repair, reasonable wear and tear excepted. The use of its real property conforms in all material respects with applicable ordinances, regulations, zoning, or building codes, and other applicable laws.

      Section 3.15 Share Ownership. The Shareholders who have executed this Agreement are the record and beneficial owners of 100% of the share capital of each of the Acquired Corporations and there are no options, warrants, rights or other agreements or understandings, written or oral, to sell, issue or purchase any additional share capital of any of the Acquired Corporations. There are not issued or outstanding any options, warrants, or rights to subscribe for, purchase, or receive ordinary shares or preference shares or any other securities convertible into ordinary shares of preference shares of any of the Acquired Corporations.

      Section 3.16 Representations True. No representation or warranty contained herein, nor any statement or certificate furnished hereunder or in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.


                                   ARTICLE IV
                    INVESTMENT REPRESENTATIONS AND WARRANTIES

      Each Stockholder hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

      Section 4.01 The Stockholder is acquiring the shares of Company Common Stock for his or its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution thereof in whole or in part. Further, the Stockholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the shares of Company Common Stock.

      Section 4.02 The Stockholder acknowledges his or its understanding that the issuance of the shares of Company Common Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Stockholder represents and warrants to, and agrees with, the Company that he or it: (i) is an "accredited investor" as that term is defined in Section 2(15) of the Securities Act, and Rule 501(a) of Regulation D promulgated thereunder; (ii) has the financial ability to bear the economic risk of an investment in the Company and has no need for liquidity with respect to his or its investment in the Company; and (iii) has such knowledge and experience in companies similar to the Company in terms of the Company's stage of development so as to be capable of evaluating the merits and risks of an investment in the Company.

      Section 4.03 The Stockholder has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the business of the Company the powers and rights of the Company Common Stock, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information which was provided to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

      Section 4.04 The Stockholder represents, warrants and agrees that he or it will not sell or otherwise transfer the shares of Company Common Stock without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he or it must bear the economic risk of an investment in the shares of Company Common Stock because, among other reasons, such shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are registered under the Securities Act and under the applicable securities laws of such states prior to such resale, pledge, assignment or other disposition, or an exemption from such registration is available. In particular, the Stockholder is aware that such shares, when issued, will be "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Stockholder understands that Rule 144 is not currently available in connection with a sale of such shares. The Stockholder also understands that the Company is under no obligation to register such shares on his or its behalf or to assist him or it in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Stockholder further understands that sales or transfers of such shares are further restricted by applicable state securities laws and the provisions of this Agreement.

      Section 4.05 The Stockholder is not acquiring the shares of Company Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person or entity not previously known to the Stockholder in connection with investments in securities generally.

      Section 4.06 The foregoing representations, warranties and agreements shall survive the date hereof.

                                    ARTICLE V
                                    COVENANTS

      Section 5.01 Preservation of Business; Access to Documents. From and after the date of this Agreement and until the Effective Date, the parties hereto hereby covenant and agree with each other that the Company and each of the Acquired Corporations shall:

            (a) use its best efforts to preserve its business organization, goodwill, and business relationships intact and to retain the services of its officers and key employees;

            (b) provided the same does not violate any statute, order, decree, rule, regulation, or contract, give each other and its authorized agents full access, during normal business hours, upon reasonable notice, to all of its assets, properties, books, records, agreements, and commitments and furnish such representatives during such period with all such information concerning its affairs as the other may reasonably request; provided. however that each party and its authorized agents shall hold in confidence all documents and information thus acquired or learned concerning the parties and, if the transactions contemplated by this Agreement are not consummated, all such documents shall immediately thereafter be returned to the appropriate parties;

            (c) take all necessary corporate and any other action, and use its best efforts to obtain all consents, approvals, and agreements required to carry out the transactions contemplated in this Agreement and to satisfy, or cause to be satisfied, the conditions specified herein; and

            (d) maintain in full force and effect insurance policies providing coverages and amount of coverage as now provided.

      Section 5.02 Business in Ordinary Course. Except as specifically authorized by this Agreement, until the Effective Date, none of the Acquired Corporations shall do any of the following except with the prior written consent of the Company:

            (a) effect any general salary increase except in line with its past practices;

            (b) enter into any written employment agreement;

            (c) increase the base compensation or other benefits of any employee by more than 10%;

            (d) make any contribution to any trust or plan for the benefit of employees not required by the present terns thereof or in accordance with its past practices;

            (e) make any change in any employee benefit plan which would materially increase the cost thereof or adopt any new employee benefit plan;

            (f) issue or commit to issue any capital stock or other ownership interests.

            (g) grant or omit to grant any options, warrants, or other rights to subscribe for or purchase or otherwise acquire any shares of capital stock or other ownership interests or issue or commit to issue any securities convertible into or exchangeable for shares of its common stock or other ownership interests;

            (h) declare, set aside, or pay any dividend or distribution with respect to its common stock or other ownership interests;

            (i) directly or indirectly redeem, purchase, or otherwise acquire or commit to acquire any of its common stock or other ownership interest or directly or indirectly terminate or reduce or commit to terminate or reduce any bank line of credit or the availability of any funds under any loan or financing agreement;

            (j) effect a split or reclassification of any capital stock or recapitalization;

            (k) change its articles of incorporation, bylaws, or other governing instruments, except to effectuate the transactions contemplated by this Agreement;

            (1) borrow or agree to borrow any funds except pursuant to existing bank lines of credit or other existing loan agreements or financing arrangements; or

            (m) waive or commit to waive any right of substantial value.


                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO THE SHARE EXCHANGE

      The obligations of the parties under this Agreement are subject to the satisfaction of the following express conditions precedent at or before the Effective Date:

      Section 6.01 Compliance with Laws. All statutory requirements for the valid consummation by it of the transactions contemplated by this Agreement shall have been fulfilled.

      Section 6.02 Documents. All corporate and other proceedings in connection with the transactions contemplated herein and all documents incident thereto shall be reasonably satisfactory in form and substance to it and its counsel.

      Section 6.03 Payment of Rank Indebtedness. Subject only to consummation of the Company IPO within five business days following the Effective Date and receipt of the net proceeds thereof, the Company will apply sufficient net proceeds from such Company IPO which, when coupled with other available funds, will be sufficient to (a) retire and pay in full all Rank Indebtedness, and (b) cause the release of all personal guarantees of Kevin R. Leech or his affiliates and all collateral securing a bank letter of credit issued by Citibank, N.A. in favor of the holder of such Rank Indebtedness.

      Section 6.04 Capitalization of Certain Loans. On the Effective Date, Red Kite or another applicable corporate affiliate of Kevin R. Leech, shall capitalize as share equity in the Company an aggregate of (pound)1,030,000 of loans made to LTGL or its subsidiaries; provided that except for the shares of Company Common Stock issued pursuant to this Agreement, no other form of consideration shall be issued or paid for the capitalization of the aforesaid loans.

      Section 6.05 Opinions of Counsel. Unless waived in writing by the parties prior to the Effective Date, the Company and each Acquired Corporation shall have caused its counsel to prepare and deliver to the other an opinion, dated as of the Effective Date, in form and substance satisfactory to the other, to the effect that:

            (a) It has been duly incorporated and is a validly existing corporation in good standing under the laws of its state or country of incorporation, with full corporate power and authority to own and operate its properties and to carry on its business as presently being conducted.

            (b) It is duly qualified and licensed to transact business in each state or other jurisdiction in which it transacts business and by each governmental authority by which it is required to be licensed, except for jurisdictions in which failure to qualify would not materially and adversely affect its business, operations, or financial condition.

            (c) It has an authorized capital as set forth in Article IV hereinabove and the outstanding shares of its common stock stated as issued and outstanding have been duly and validly issued and are fully paid and nonassessable and contain no preemptive rights. To the best knowledge of such counsel, there are no outstanding options, warrants, or other rights to subscribe for, purchase, or receive shares of its common stock or securities convertible into its common stock, other than as set forth in Article IV hereinabove.

            (d) Neither the execution and delivery of this Agreement nor compliance with the terms of this Agreement will conflict with or result in a material breach of any of the terms, conditions, or provisions of, or constitute a material default under its Articles of Association, Memorandum of Association, Certificate of Incorporation or bylaws or any material note, indenture, mortgage, deed of trust, or other material agreement or instrument known to such counsel to which it is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental instrumentality, agency, body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over it or its properties.

            (e) This Agreement has been duly authorized and executed by it, and all corporate action by it required to authorize the Share Exchange has been taken.

            (f) Such counsel knows of no material litigation, proceeding, or governmental investigation pending or threatened against or relating to it or its properties or business.

      In rendering such opinion, counsel may rely on certificates of its officers as to matters of fact and, as to matters of law, may rely on opinions of local counsel chosen by it provided that copies of such opinions of such other counsel accompany the opinion delivered by counsel.

      Section 6.06 Certificate of President and Secretary. The Company and each Acquired Corporation shall have furnished to the other a certificate of the President or Vice President and the Secretary of the respective company, dated as of the Effective Date, to the effect that the representations and warranties of the respective company in this Agreement are true and correct at and as of the Effective Date, that no error, misstatement, or omission has been discovered or is known with respect to such representations and warranties, and that the respective company has complied with all the agreements and has satisfied all the covenants on its part to be performed at or prior to the Effective Date.

      Section 6.07 No Material Adverse Change. Between the date of execution of this Agreement and the Effective Date, neither the Company nor any of the Acquired Corporations: (a) except in the ordinary course of its business, shall have incurred any liabilities or obligations (direct or contingent) or disposed of any of its assets, or entered into any material transaction or suffered or experienced any materially adverse change in its condition, financial or otherwise, and (b) shall have increased its issued and outstanding ordinary shares, preference shares, common stock or any other securities, or rights, options, warrants or other instruments convertible into or exercisable for ordinary shares, preference shares, common stock.


                                   ARTICLE VII
               TERMINATION, FURTHER ASSURANCES, AND MISCELLANEOUS

      Section 7.01 Termination and Postponement. This Agreement and the Share Exchange contemplated hereby may be terminated, and the transactions provided for herein abandoned, as follows:

            (a) at any time prior to but not after the Effective Date by mutual consent of the Company and Cignet, or

            (b) at the sole option of Cignet, at any time following five (5) business days after the Effective Date if the Company IPO shall not have been consummated and the Rank Indebtedness paid in full within five (5) business days following such Effective Date

      In the event of the termination and abandonment of this Agreement and the Share Exchange contemplated hereby, this Agreement shall become void and of no effect, without any liability on the part of any party or its directors, officers, or shareholders.

      Section 7.02 Survival. All agreements, representations, and warranties made hereunder or in connection with the transactions contemplated hereby shall survive the Effective Date and remain effective in accordance with the terms hereof.

      Section 7.03 Liability. In the event that this Agreement shall be terminated pursuant to Section 7.01 hereinabove, all further obligations of the Company and the Shareholders under this Agreement shall terminate without further liability to the other.

      Section 7.04 Assignment. This Agreement may not be assigned nor any of the performances hereunder delegated by operation of law or otherwise by any party hereto, and any purported assignment or delegation shall be void.

      Section 7.05 Headings. The article and section headings of this Agreement are inserted for convenience of reference only and do not constitute a part of this Agreement.

      Section 7.06 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives, assigns, and transferors.

      Section 7.07 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. There are no representations, warranties, conditions, or other obligations except as herein specifically provided. Any waiver, amendment, or modification hereof must be in writing. A waiver in one instance shall not be deemed to be a continuing waiver or waiver in any other instance.

      Section 7.08 Counterparts. This Agreement may be executed in counterparts and each counterpart hereof shall be deemed to be an original, but all such counterparts together shall constitute but one agreement an original, but all such counterparts together shall constitute but one agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                                      LEISURE TRAVEL GROUP, INC.
                                                          a Delaware corporation

                               By: /s/ Raymond J. Peel
                                   ---------------------------------------------


                                                    LEISURE TRAVEL GROUP LIMITED
         a private limited company organized under the laws of England and Wales

                               By: /s/ Raymond J. Peel
                                   ---------------------------------------------


                                                         CIGNET VENTURES LIMITED
a private limited company organized under the laws of Guernsey (Channel Islands)

                               By: /s/ Kevin R. Leech
                                   ---------------------------------------------


                                                       RED KITE VENTURES LIMITED
a private limited company organized under the laws of Guernsey (Channel Islands)

                               By: /s/ Kevin R. Leech
                                   ---------------------------------------------


                                                                    INTERNET PLC
a private limited company organized under the laws of the British Virgin Islands

                               By: /s/ Lee Cole
                                   ---------------------------------------------


                                                      TECHNOLOGY FINANCE LIMITED
a private limited company organized under the laws of the British Virgin Islands

                               By: /s/ Kevin R. Leech
                                   ---------------------------------------------

                                   /s/ Raymond J. Peel
                                   ---------------------------------------------
                                                                 RAYMOND J. PEEL


                                                     MILNER LABORATORIES LIMITED

                               By: /s/ Kevin R. Leech
                                   ---------------------------------------------


                                   /s/ Philip Mason
                                   ---------------------------------------------
                                                                    PHILIP MASON


                                   /s/ Stephen Last
                                   ---------------------------------------------
                                                                    STEPHEN LAST


                                   /s/ Rod Rodgers
                                   ---------------------------------------------
                                                                     ROD RODGERS


                                   /s/ David Marriott
                                   ---------------------------------------------
                                                                  DAVID MARRIOTT

                                   SCHEDULE 1

Cignet Ventures Limited                                        3,145,000 Shares

Philip Mason                                                     370,000 Shares

Stephen Last                                                      74,000 Shares

Rod Rodgers                                                       74,000 Shares

David Marriott                                                    37,000 Shares

                                   SCHEDULE 2

Raymond J. Peel                                                  263,333 Shares

Internet plc                                                     263,333 Shares

Red Kite Ventures Limited                                        413,334 Shares

                                ESCROW AGREEMENT

      THIS AGREEMENT is made and entered into as of the date set forth below, by and among LEISURE TRAVEL GROUP, INC., a Delaware corporation (the "Company"), LEISURE TRAVEL GROUP LIMITED, a private limited company organized under the laws of England and Wales ("LTGL"), CIGNET VENTURES LIMITED, a private limited company organized under the laws of Guernsey (Channel Islands) ("Cignet"), RED KITE VENTURES LIMITED, a private limited company organized under the laws of Guernsey (Channel Islands) ("Red Kite"), INTERNET PLC, a private limited company organized under the laws of the British Virgin Islands ("IPC"), TECHNOLOGY FINANCE LIMITED, a private company organized under the laws of the British Virgin Islands ("TFL"), RAYMOND J. PEEL ("Peel"), MILNER LABORATORIES LIMITED, a private limited company ("Milner"), PHILIP MASON ("Mason"), STEPHEN LAST ("Last"), ROD RODGERS ("Rodgers"), and DAVID MARRIOTT ("Marriott") and GREENBERG TRAURIG, LLP, a law firm with offices located at 200 Park Avenue, New York, New York 10166 (the "Escrow Agent"). Red Kite, IPC, TFL and Milner are sometimes hereinafter collectively referred to herein as the "LTGL Shareholders," Cignet, Mason, Rodgers and Last are sometimes hereinafter collectively referred to herein as the "GHG Shareholders," and the LTGL Shareholders and the GHG Shareholders are sometimes hereinafter collectively referred to herein as the "Shareholders."


                                   WITNESSETH

      WHEREAS, as of March 9, 2000, the Company and the Shareholders entered into an Agreement and Plan of Share Exchange (the "Agreement") under which (a) LTGL agreed to purchase (i) from the GHG Shareholders, all of the outstanding share capital of GHG and (ii) from TFL, 49% of the outstanding share capital of Trrravel.com and (b) the Company agreed to purchase from the Shareholders all of the outstanding share capital of LTGL; and

      WHEREAS, each of the Shareholders have agreed to deposit said shares in escrow in order implement the Agreement, and have executed this Agreement to evidence the terms of said escrow with the Escrow Agent.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. The parties hereby designate, constitute and appoint Escrow Agent as the "Escrow Agent" under this Agreement.

            2. The Escrow Agent hereby acknowledges receipt of certificates evidencing ordinary shares of each of LTGL, MISS ELLIE'S WORLD TRAVEL LIMITED, a private limited company organized under the laws of England and Wales ("Miss Ellie's) and ILIOS TRAVEL LIMITED, a private limited company organized under the laws of England and

      Wales ("Ilios"), GHG and Trrravel.com in the amounts set forth on SCHEDULE A annexed hereto and made a part hereof (collectively, the "Escrowed Shares"), together with stock powers duly executed in blank by the Shareholders of record of such Escrowed Shares

            3. The Escrowed Shares are to be held by Escrow Agent in escrow and disposed of pursuant to and strictly in accordance with the terms and conditions of this Agreement. Escrow Agent shall hold the Escrowed Shares in a safe place, provided that Escrow Agent shall not be obligated to obtain insurance covering the loss and/or destruction of the Escrowed Shares unless the Parties so request and advance the Escrow Agent sufficient funds to pay for said insurance. The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement, and no implied duties or obligations of the Escrow Agent shall be read into this Agreement.

            4. The Escrow Agent shall at all times be authorized to deliver the Escrowed Shares in accordance with the terms of the Agreement or with written instructions executed by Kevin R. Leech or Cignet, as representative of all of the Shareholders (the "Representative"), all the Parties. In the event the Escrow Agent shall receive a written claim of default under the Agreement by any of the Parties, then the Escrow Agent shall not release the Escrowed Shares from escrow unless and until the Escrow Agent shall have received written instructions from the Representative as the proper deliver of the Escrowed Shares or Escrow Agent has received direction from a court of competent jurisdiction (after expiration of any applicable appeal period) as to the proper party entitled to receipt of the Escrowed Shares. Escrow Agent shall be authorized to file an action in interpleader to determine the proper party entitled to the Escrowed Shares; and the defaulting party, as determined in such proceeding, shall indemnify and hold harmless the Escrow Agent from all costs and expenses, including reasonable attorney's fees associated with the proceeding. Escrow Agent may act in reliance upon any writing or instrument or signature which it in good faith believes to be genuine and may assume that any person purporting to give any writing, notice, advice, or instruction in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner of execution or validity of any instrument deposited in this escrow nor as to the identity, authority or right of any persons executing the same; and its duties hereunder shall be limited to the safekeeping of the Escrowed Shares and for the disposition of same in accordance with this Agreement. Escrow Agent hereby executes this Agreement for the sole and exclusive purpose of evidencing its Agreement of the provisions hereof.

            5. The Parties hereby agree to indemnify and hold the Escrow Agent harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including reasonable attorney's fees and the cost of defending any action, suit or proceeding or resisting any claim.

            6. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it and hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall otherwise not be liable for any mistakes of fact or error in judgment, or for any acts or omissions of any kind unless caused by its willful misconduct or gross negligence.

            7. All reasonable out-of-pocket expenses of Escrow Agent in connection with the services rendered under this Agreement shall be paid by the Company.

            8. Upon release and/or delivery of all Escrowed Shares in accordance with the terms of the Agreement and this Agreement, this Agreement shall terminate and the parties shall be released hereunder except with respect to the indemnification obligations in favor of the Escrow Agent.

            9. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, modification, supplement or waiver is sought and making specific reference to this Agreement.

            10. Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it, except for gross negligence or willful misconduct. The Escrow Agent shall not be bound by any notice or demand unless evidenced by a writing delivered to Escrow Agent signed by the proper party or parties.

            11. This Agreement contains the entire understanding between and among the parties hereto with respect to the subject matter hereof, and shall be binding upon and inure to the benefit of such parties, and their respective heirs, successors in interest and legal representatives.

            12. This Agreement is governed by, and is to be construed in accordance with, the laws of the State of New York, United States of America.

      This Agreement may be executed in counterpart.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                                      LEISURE TRAVEL GROUP, INC.
                                                          a Delaware corporation

                                     By: /s/ Raymond J. Peel
                                         ---------------------------------------

                                                    LEISURE TRAVEL GROUP LIMITED
         a private limited company organized under the laws of England and Wales

                                     By: /s/ Raymond J. Peel
                                         ---------------------------------------


                                                         CIGNET VENTURES LIMITED
a private limited company organized under the laws of Guernsey (Channel Islands)

                                     By: /s/ Kevin R. Leech
                                         ---------------------------------------


                                                       RED KITE VENTURES LIMITED
a private limited company organized under the laws of Guernsey (Channel Islands)

                                     By: /s/ Kevin R. Leech
                                         ---------------------------------------


                                                                   INTERNET PLC
a private limited company organized under the laws of the British Virgin Islands

                                     By: /s/ Lee Cole
                                         ---------------------------------------


                                                      TECHNOLOGY FINANCE LIMITED
a private limited company organized under the laws of the British Virgin Islands

                                     By: /s/ Kevin R. Leech
                                         ---------------------------------------


                                             /s/ Raymond J. Peel
                                             -----------------------------------
                                                                 RAYMOND J. PEEL


                                                     MILNER LABORATORIES LIMITED

                                     By: /s/ Kevin R. Leech
                                         ---------------------------------------

                                             /s/ Philip Mason
                                             -----------------------------------
                                                                    PHILIP MASON


                                             /s/ Stephen Last
                                             -----------------------------------
                                                                    STEPHEN LAST


                                             /s/ Rod Rodgers
                                             -----------------------------------
                                                                     ROD RODGERS


                                             /s/ David Marriott
                                             -----------------------------------
                                                                  DAVID MARRIOTT


                                                                   ESCROW AGENT:

                                                          GREENBERG TRAURIG, LLP


                                     BY: /s/ Stephen A. Weiss
                                         ---------------------------------------
                                                   STEPHEN A. WEISS, SHAREHOLDER